Exhibit (h)(14)

Executive Summary Letter

September 16, 2013

State Street Bank and Trust Company

4 Copley Place, 5th Floor

Boston, MA 02116

Attn: Fund Administration Department

Ladies and Gentlemen:

Reference is made to the Sub-Administration Agreement between us dated as of January 1, 2008, including Appendix A as amended and restated most recently on September 16, 2013 (the “Agreement”).

Pursuant to the Agreement, this letter is to provide written notice of the addition of one fund, fund name changes for four funds, and three class changes, collectively, the “Fund Changes.” The additional fund is as follows: MassMutual RetireSMARTSM 2055 Fund. The fund name changes are as follows: Select Indexed Equity Fund to MM S&P 500® Index Fund; Premier Small/Mid Cap Opportunities Fund to Premier Small Cap Opportunities Fund; MML Large Cap Value Fund to MML Managed Volatility Fund; and MML Small/Mid Cap Equity Fund to MML Small Cap Equity Fund. The class changes are as follows: Select Small Cap Value Equity Fund Class N has closed; Select Small Company Growth Fund Class N has closed; and Premier Diversified Bond Fund Class N has closed.

In accordance with the appointment provision of Section 1 of the Agreement, we request that you confirm that you have acted since their respective formation, and will act, as Sub-Administrator with respect to the Fund Changes and that Appendix A to the Agreement be amended in its entirety and replaced with a new Appendix A annexed hereto.

Please indicate your acceptance of the foregoing by executing two copies of this letter, returning one to Massachusetts Mutual Life Insurance Company and retaining one copy for your records.

Very truly yours,

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Eric Wietsma
Name:	Eric Wietsma
Title:	Senior Vice President

Accepted:

MASSMUTUAL SELECT FUNDS

By:	/s/ Nicholas Palmerino
Name:	Nicholas Palmerino
Title:	CFO and Treasurer

Accepted:

MASSMUTUAL PREMIER FUNDS

By:	/s/ Nicholas Palmerino
Name:	Nicholas Palmerino
Title:	CFO and Treasurer

Accepted:

MML SERIES INVESTMENT FUND

By:	/s/ Nicholas Palmerino
Name:	Nicholas Palmerino
Title:	CFO and Treasurer

Accepted:

MML SERIES INVESTMENT FUND II

By:	/s/ Nicholas Palmerino
Name:	Nicholas Palmerino
Title:	CFO and Treasurer

Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Michael F. Rogers
Name:	Michael F. Rogers
Title:	Executive Vice President

Appendix A

As of September 16, 2013, this Appendix A forms a part of the Amended, Restated and Consolidated Sub-Administration Agreement dated as of January 1, 2008 (the “Consolidated Agreement”) between State Street Bank and Trust Company, Massachusetts Mutual Life Insurance Company and the MassMutual Select Funds, MassMutual Premier Funds, MML Series Investment Fund and MML Series Investment Fund II. As of September 16, 2013, this Appendix A supersedes any previous versions of said Appendix.

MassMutual Select Funds Portfolios	Classes
MassMutual RetireSMARTSM 2010 Fund	S, Y, L, A, N
MassMutual RetireSMARTSM 2015 Fund	S, Y, L, A
MassMutual RetireSMARTSM 2020 Fund	S, Y, L, A, N
MassMutual RetireSMARTSM 2025 Fund	S, Y, L, A
MassMutual RetireSMARTSM 2030 Fund	S, Y, L, A, N
MassMutual RetireSMARTSM 2035 Fund	S, Y, L, A
MassMutual RetireSMARTSM 2040 Fund	S, Y, L, A, N
MassMutual RetireSMARTSM 2045 Fund	S, Y, L, A
MassMutual RetireSMARTSM 2050 Fund	S, Y, L, A, N
MassMutual RetireSMARTSM 2055 Fund	S, Y, L, A
MassMutual RetireSMARTSM Conservative Fund	S, Y, L, A
MassMutual RetireSMARTSM Growth Fund	S, Y, L, A
MassMutual RetireSMARTSM In Retirement Fund	S, Y, L, A, N
MassMutual RetireSMARTSM Moderate Fund	S, Y, L, A
MassMutual RetireSMARTSM Moderate Growth Fund	S, Y, L, A
MassMutual Select BlackRock Global Allocation Fund	S, Y, L, A
MassMutual Select Blue Chip Growth Fund	S, Y, L, A, N
MassMutual Select Diversified International Fund	S, Y, L, A
MassMutual Select Diversified Value Fund	S, Y, L, A, N
MassMutual Select Focused Value Fund	S, Y, L, A, N, Z
MassMutual Select Fundamental Growth Fund	S, Y, L, A, N
MassMutual Select Fundamental Value Fund	S, Y, L, A, N, Z
MassMutual Select Growth Opportunities Fund	S, Y, L, A, N, Z
MM S&P 500® Index Fund	S, Y, L, A, N, Z, I
MassMutual Select Large Cap Value Fund	S, Y, L, A, N
MassMutual Select Mid Cap Growth Equity II Fund	S, Y, L, A, N, Z
MassMutual Select Mid-Cap Value Fund	S, Y, L, A, N, Z
MassMutual Select Overseas Fund	S, Y, L, A, N, Z
MassMutual Select PIMCO Total Return Fund	S, Y, L, A, N, Z
MassMutual Select Small Cap Growth Equity Fund	S, Y, L, A, N, Z
MassMutual Select Small Cap Value Equity Fund	S, Y, L, A
MassMutual Select Small Company Growth Fund	S, Y, L, A
MassMutual Select Small Company Value Fund	S, Y, L, A, N, Z
MassMutual Select Strategic Bond Fund	S, Y, L, A, N
MM MSCI EAFE® International Index Fund	S, Y, L, A, Z, I
MM Russell 2000® Small Cap Index Fund	S, Y, L, A, Z, I
MM S&P® Mid Cap Index Fund	S, Y, L, A, Z, I

MassMutual Premier Funds Portfolios	Classes
MassMutual Barings Dynamic Allocation Fund	S, Y, L, A, Z
MassMutual Premier Balanced Fund	S, Y, L, A
MassMutual Premier Capital Appreciation Fund	S, Y, L, A, N
MassMutual Premier Core Bond Fund	S, Y, L, A, N, Z
MassMutual Premier Disciplined Growth Fund	S, Y, L, A
MassMutual Premier Disciplined Value Fund	S, Y, L, A, N
MassMutual Premier Diversified Bond Fund	S, Y, L, A, Z
MassMutual Premier Focused International Fund	S, Y, L, A, N, Z
MassMutual Premier Global Fund	S, Y, L, A, N
MassMutual Premier High Yield Fund	S, Y, L, A, N, Z
MassMutual Premier Inflation-Protected and Income Fund	S, Y, L, A, N, Z
MassMutual Premier International Bond Fund	S, Y, L, A
MassMutual Premier International Equity Fund	S, Y, L, A
MassMutual Premier Main Street Fund	S, Y, L, A, N
MassMutual Premier Money Market Fund	S, Y, A
MassMutual Premier Short-Duration Bond Fund	S, Y, L, A, N, Z
MassMutual Premier Small Cap Opportunities Fund	S, Y, L, A
MassMutual Premier Strategic Emerging Markets Fund	S, Y, L, A, Z
MassMutual Premier Value Fund	S, Y, L, A, N

MML Series Investment Fund Portfolios	Classes
MML Aggressive Allocation Fund	Initial, Service
MML American Funds® Core Allocation Fund	Service I
MML American Funds® Growth Fund	Service I
MML American Funds® International Fund	Service I
MML Balanced Allocation Fund	Initial, Service
MML Blue Chip Growth Fund	Initial, Service
MML Conservative Allocation Fund	Initial, Service
MML Equity Income Fund	Initial, Service
MML Equity Index Fund	I, II, III, Service I
MML Focused Equity Fund	II, Service I
MML Foreign Fund	Initial, Service
MML Fundamental Growth Fund	II, Service I
MML Fundamental Value Fund	II, Service I
MML Global Fund	I, II, Service I
MML Growth & Income Fund	Initial, Service
MML Growth Allocation Fund	Initial, Service
MML Income & Growth Fund	Initial, Service
MML Large Cap Growth Fund	Initial, Service
MML Managed Volatility Fund	Initial, Service
MML Mid Cap Growth Fund	Initial, Service
MML Mid Cap Value Fund	Initial, Service
MML Moderate Allocation Fund	Initial, Service
MML PIMCO Total Return Fund	II, Service I
MML Small Cap Growth Equity Fund	Initial, Service
MML Small Company Value Fund	II, Service I
MML Small/Mid Cap Value Fund	Initial, Service

MML Series Investment Fund II Portfolios	Classes
MML Blend Fund	Initial, Service
MML China Fund	II, Service I
MML Equity Fund	Initial, Service
MML High Yield Fund	II, Service I
MML Inflation-Protected and Income Fund	Initial, Service
MML Managed Bond Fund	Initial, Service
MML Money Market Fund	Initial, Service
MML Short-Duration Bond Fund	II, Service I
MML Small Cap Equity Fund	Initial, Service
MML Strategic Emerging Markets Fund	II, Service I

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY		STATE STREET BANK AND TRUST COMPANY

By:	/s/ Eric Wietsma	By:	/s/ Michael F. Rogers
	Eric Wietsma		Michael F. Rogers
Title:	Senior Vice President	Title:	Executive Vice President

MASSMUTUAL SELECT FUNDS		MASSMUTUAL PREMIER FUNDS

By:	/s/ Nicholas Palmerino	By:	/s/ Nicholas Palmerino
	Nicholas Palmerino		Nicholas Palmerino
Title:	CFO and Treasurer	Title:	CFO and Treasurer

MML SERIES INVESTMENT FUND

By:	/s/ Nicholas Palmerino
Nicholas Palmerino
Title:	CFO and Treasurer

MML SERIES INVESTMENT FUND II

By:	/s/ Nicholas Palmerino
Nicholas Palmerino
Title:	CFO and Treasurer